Exhibit 10.6


                                        [ Comerica Logo ]
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Comerica Bank                           One Detroit Center
                                        P.O. Box 75000
                                        Detroit, MI 48275-3265
                                        (313) 222-5431

October 23, 1996                        Deborah S. Albrecht
                                        Account Officer
                                        U. S. Banking
                                        Automotive


W. T. ZurSchmiede, Jr.
Chief Executive Officer
Chief Financial Officer
Federal Screw Works
2400 Buhl Building
Detroit, Michigan 48226


Dear Mr. ZurSchmiede,

Per your request dated September 11, 1996, and pursuant to Section 2.13 of the Revolving Credit and Term Loan Agreement between Federal Screw Works and Comerica Bank, the Bank has approved the one year extension for the Revolving Credit Facility and Term Loan option. The new maturity dates for the facilities are October 31, 1999 and October 31, 2001 respectively.

Please contact me if you have any additional questions.


Sincerely,

/s/ Deborah S. Albrecht



cc: Wade Plaskey